EXHIBIT 10.1

FIRST AMENDMENT dated as of November 29, 2016 (this “Amendment”), to the FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT dated as of November 25, 2014, as amended by the Instrument of Assumption and Amendment dated as of May 16, 2016 (the “Credit Agreement”), among ITT INC. (f/k/a ITT Corporation), an Indiana corporation (the “Company”), any Borrowing Subsidiaries from time to time party hereto, the Lenders from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
WHEREAS, the Company, the Administrative Agent and the Lenders party hereto, including Lenders constituting the Required Lenders and the Extending Lenders (as defined below), have agreed, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement as set forth below, including to extend the Maturity Date as set forth herein; and
WHEREAS, ITT Industries Luxembourg S.À R.L., a société à responsabilité limitée organized under the laws of Luxembourg (the “Initial Borrowing Subsidiary”), desires to become a Borrowing Subsidiary under and for purposes of the Credit Agreement.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Defined Terms. Each capitalized term used and not otherwise defined herein shall have the meaning set forth in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement shall apply to this Amendment, mutatis mutandis.
SECTION 2.    Amendment to Schedule 2.01; Commitments and Letter of Credit Participations.
(a)    The Credit Agreement is amended, effective as of the Amendment Effective Date (as defined below), by replacing the table in Schedule 2.01 thereto with the table set forth in Schedule 2.01 hereto.
(b)    Each Person whose name appears on Schedule 2.01 hereto (each such Person, an “Extending Lender”) acknowledges and agrees that, on and as of the Amendment Effective Date, such Person shall continue as or become, as the case may be, a Lender under the Credit Agreement as amended hereby (including as to the extension of the Maturity Date provided for hereunder) and shall have a Commitment as set forth next to the name of such Person on Schedule 2.01 hereto. Each party hereto acknowledges and agrees that, on and as of the Amendment Effective Date, Schedule 2.01 hereto sets forth all the Commitments of all the Lenders (and no Person whose name does not appear on Schedule 2.01 hereto shall have, or shall be deemed to have, from and after the Amendment Effective Date, a Commitment under the Credit Agreement, but each such Person that shall have been a Lender under the Credit Agreement as in effect prior to the Amendment Effective

Date shall continue to have the benefit of Sections 2.14, 2.16, 2.20 and 10.05 of the Credit Agreement as to events and circumstances occurring or existing prior to the Amendment Effective Date).
(c)    Each party hereto acknowledges and agrees that, on the Amendment Effective Date, the Applicable Shares of the Lenders shall automatically be redetermined to give effect to Schedule 2.01 hereto, and each Lender shall have an Applicable Share as so redetermined for all purposes of the Credit Agreement. Without limiting the foregoing, each Extending Lender further acknowledges and agrees that, on the Amendment Effective Date and without any further action on the part of the applicable Issuing Bank or the Lenders, each Issuing Bank shall have granted to such Extending Lender, and such Extending Lender shall have acquired from such Issuing Bank, a participation in each Letter of Credit issued by such Issuing Bank and outstanding on the Amendment Effective Date equal to such Extending Lender’s Applicable Share (redetermined as provided above) of the aggregate amount available to be drawn under such Letter of Credit.
(d)    On the Amendment Effective Date, the Revolving Loans outstanding immediately prior to such date shall be repaid or refinanced with new Revolving Loans made by the Extending Lenders pursuant to Section 2.01 of the Credit Agreement.
SECTION 3.    Other Amendments. The Credit Agreement is further amended, effective as of Amendment Effective Date, as follows:
(a)    The definition of “Federal Funds Effective Rate” in Section 1.01 of the Credit Agreement is amended to read to delete the phrase “arranged by Federal funds brokers”.
(b)    The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is amended to read as follows:
“Maturity Date” shall mean November 25, 2021, as such date may be extended pursuant to Section 2.12(d).
(c)    The definition of “Borrowing Subsidiary” in Section 1.01 of the Credit Agreement is amended to read as follows:
“Borrowing Subsidiary” shall mean (a) the Initial Borrowing Subsidiary and (b) any other Subsidiary that shall have become a Borrowing Subsidiary as provided in Section 10.15, in each case, other than any Subsidiary that shall have ceased to be a Borrowing Subsidiary as provided in Section 10.15.
(d)    The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is amended by inserting in clause (d) thereof immediately following the words “Bankruptcy Event” the words “or a Bail-In Action”.
(e)    The following new definitions are inserted in Section 1.01 of the Credit Agreement in their proper alphabetical positions:

“Bail-In Action” shall mean, as to any EEA Financial Institution, the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of such EEA Financial Institution.
“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” shall mean (a) any institution established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) above or (c) any institution established in an EEA Member Country that is a Subsidiary of an institution described in clause (a) or (b) above and is subject to consolidated supervision with its parent.
“EEA Member Country” shall mean any member state of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Initial Borrowing Subsidiary” shall mean ITT Industries Luxembourg S.À R.L., a société à responsabilité limitée organized under the laws of Luxembourg.
“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
“VAT” shall mean (a) any Tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112) and (b) any other Tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such Tax referred to in clause (a) of this definition, or imposed elsewhere.
“VAT Supplier” shall have the meaning assigned to such term in Section 2.20(i) of the Credit Agreement.

“VAT Recipient” shall have the meaning assigned to such term in Section 2.20(i) of the Credit Agreement.
“VAT Relevant Party” shall have the meaning assigned to such term in Section 2.20(i) of the Credit Agreement.
(f)    Section 2.12(d) of the Credit Agreement is amended by inserting the following at the end thereof:
“Notwithstanding the foregoing, the Maturity Date (without taking into consideration any extension pursuant to this Section), as such term is used in reference to any Issuing Bank or any Letters of Credit issued by such Issuing Bank, may not be extended without the prior written consent of such Issuing Bank (it being understood and agreed that, in the event any Issuing Bank shall not have consented to any such extension, (i) such Issuing Bank shall continue to have all the rights and obligations of an Issuing Bank hereunder through the applicable Existing Maturity Date and thereafter shall have no obligation to issue, amend, extend or renew any Letter of Credit (but shall, in each case, continue to be entitled to the benefits of Sections 2.05, 2.14, 2.20 and 10.05 as to Letters of Credit issued prior to such time), and (ii) the Borrowers shall cause the L/C Exposure attributable to Letters of Credit issued by such Issuing Bank to be zero no later than the day on which such L/C Exposure would have been required to have been reduced to zero in accordance with the terms hereof without giving effect to any effectiveness of the extension of the applicable Existing Maturity Date pursuant to this Section (and, in any event, no later than the applicable Existing Maturity Date)).”
(g)    Section 2.20 of the Credit Agreement is amended by redesignating clause (i) thereof as clause (j), redesignating clause (j) thereof as clause (k) and adding a new clause (i) as set forth below:
(i)     VAT.
(i)    All amounts set out or expressed in any Loan Document to be payable by any party to the Administrative Agent or any Lender that (in whole or in part) constitute the consideration for a supply for VAT purposes shall, except as otherwise agreed by the Administrative Agent or such Lender, as applicable, be deemed to be exclusive of any VAT that is chargeable on such supply. Subject to Section 2.20(i)(ii), if VAT is or becomes chargeable on any supply made by the Administrative Agent or any Lender to any party under any Loan Document, and the Administrative Agent or such Lender, as applicable, is required to account to the relevant Governmental Authority for such VAT, such party shall pay to the Administrative Agent or such Lender, as applicable (in addition to and at the same time as paying any other consideration for such supply), an amount equal to the amount of such VAT (and the Administrative Agent or such Lender, as applicable, shall promptly deliver to such party a VAT invoice complying with the applicable legal requirements) unless such party is obligated by applicable law to account directly to the applicable

Governmental Authority for such VAT or the Administrative Agent or such Lender, as applicable, has reasonably determined that it is entitled to a refund or credit in respect of the amount of such VAT.
(ii)    If VAT is or becomes chargeable on any supply made by the Administrative Agent or any Lender (the “VAT Supplier”) to any other Lender (the “VAT Recipient”) under any Loan Document, and any party other than the VAT Recipient (the “VAT Relevant Party”) is required by the terms of any Loan Document to pay an amount equal to the consideration for that supply to the VAT Supplier (rather than being required to reimburse or indemnify the VAT Recipient in respect of that consideration), then: (x) in the case where the VAT Supplier is the Person required to account to the relevant Governmental Authority for the VAT, the VAT Relevant Party shall also pay to the VAT Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT and the VAT Recipient shall (where the immediately foregoing clause (x) applies) promptly pay to the VAT Relevant Party an amount equal to any credit or repayment the VAT Recipient receives from the relevant Governmental Authority which the VAT Recipient reasonably determines relates to the VAT chargeable on that supply; and (y) in the case where the VAT Recipient is the Person required to account to the relevant Governmental Authority for the VAT, the VAT Relevant Party shall promptly, following demand from the VAT Recipient, pay to the VAT Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the VAT Recipient reasonably determines that it is not entitled to credit or repayment from the relevant Governmental Authority in respect of that VAT.
(iii)    Where any Loan Document requires any party to reimburse or indemnify the Administrative Agent or any Lender for any cost or expense, such party shall reimburse or indemnify (as the case may be) the Administrative Agent or such Lender, as applicable, for the full amount of such cost or expense, including such part thereof as represents VAT, except to the extent that the Administrative Agent or Lender, as applicable, reasonably determines that it, or any company of its group, is entitled to credit or repayment in respect of such VAT from the relevant tax authority.
(iv)    Any reference in this Section 2.20 to any party shall, at any time when such party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to a Person treated as making or (as appropriate) receiving the supply under rules enacted in any relevant jurisdiction to give effect to the principle set forth in Article 11 of the council directive 2006/112/EEC on the common system of value added tax.
(v)    In relation to any supply made by any party under any Loan Document, if reasonably requested by the party by whom the relevant supply is made, the party to whom the relevant supply is made must promptly provide the supplying party with details of the receiving party’s VAT registration and such other information as is reasonably requested in connection with the VAT reporting requirements of the supplying party in relation to such supply.
(h)    All cross-references in the Credit Agreement to Section 2.20 (or any part thereof) are amended as required to take into account the re-designation of the paragraphs of such Section pursuant to Section 3(g) hereof.
(i)    Article III of the Credit Agreement is amended by inserting the following new Section 3.14 at the end thereof:
SECTION 3.14. EEA Financial Institutions. No Loan Party is an EEA Financial Institution.
(j)    Article X of the Credit Agreement is amended by inserting the following new Section 10.22 at the end thereof:
SECTION 10.22. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

SECTION 4.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Company and, solely as to itself, the Initial Borrowing Subsidiary represents and warrants, on and as of the Amendment Effective Date, that:
(a)    This Amendment has been duly authorized, executed and delivered by it, and this Amendment and the Credit Agreement as amended hereby constitute its legal, valid and binding obligations, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    The representations and warranties set forth in Article III of the Credit Agreement (with all references therein to the “Transactions” being deemed to include the execution, delivery, performance and effectiveness of this Amendment) are true and correct on and as of the Amendment Effective Date (both before and after the effectiveness of the amendments provided for herein) in all material respects, except to the extent they expressly relate to an earlier date, in which case such representations and warranties are be true and correct in all material respects as of such earlier date.
(c)    No Default or Event of Default has occurred and is continuing on and as of the Amendment Effective Date (either before or after the effectiveness of the amendments provided for herein).
SECTION 5.    Effectiveness.
(a)    The amendments provided for in Section 2 hereof shall become effective on November 29, 2016 (such date, the “Amendment Effective Date”) subject to the satisfaction of each of the following conditions precedent:
(i)    The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Company, the Administrative Agent, each Issuing Bank, Lenders constituting the Required Lenders (before giving effect to the amendments set forth herein) and each other Extending Lender.
(ii)    The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties and the authorization of this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent.
(iii)    The Administrative Agent shall have received the favorable written opinion of Lori Marino, Deputy General Counsel and Secretary of the Company, dated the Amendment Effective Date and addressed to the Administrative Agent, the Lenders and the Issuing Banks and in form and substance satisfactory to the Administrative Agent.

(iv)    The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of the Company, confirming the accuracy of the representations and warranties set forth in Section 4 hereof.
(v)    The Company shall have paid to the Administrative Agent, for the accounts of the Lenders under the Credit Agreement immediately prior to the effectiveness of the amendments provided for herein, the principal of and interest accrued on all Loans outstanding on the Amendment Effective Date, together with all facility fees and other amounts accrued for the accounts of or owing to such Lenders as of the Amendment Effective Date.
(vi)    The Administrative Agent shall have received all fees and other amounts due and payable in connection with this Amendment and, to the extent invoiced, reimbursement or payment of all reasonable out‑of‑pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Company under this Amendment and the Credit Agreement.
(vii)    The Lenders and the Issuing Banks shall have received all documentation and other information with respect to the Loan Parties (including the Initial Borrowing Subsidiary) required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act.
(b)    The amendments provided for in Section 3 hereof shall become effective on the Amendment Effective Date immediately following the effectiveness of the amendments provided for in Section 2 hereof.
SECTION 6.    Fees. The Company agrees to pay to the Administrative Agent on the Amendment Effective Date, for the account of each Lender whose name appears in Schedule 2.01 hereto and that executes and delivers a copy of this Amendment, a participation fee equal to (a) 0.06% of the amount of such Lender’s Commitment under the Credit Agreement as amended hereby that is not in excess of its Commitment under the Credit Agreement immediately prior to the effectiveness of this Amendment plus (ii) 0.15% of the amount by which such Lender’s Commitment under the Credit Agreement as amended hereby exceeds its Commitment under the Credit Agreement immediately prior to the effectiveness of this Amendment. The participation fees will be payable in Dollars in immediately available funds.
SECTION 7.    Concerning the Initial Borrowing Subsidiary. The Initial Borrowing Subsidiary acknowledges and agrees that from and after the Amendment Effective Date it will be, and will be liable for the observance and performance of all the obligations of, a Borrowing Subsidiary under the Credit Agreement to the same extent as if it had been one of the original parties to the Credit Agreement. The Initial Borrowing Subsidiary further acknowledges and agrees that the making of the first Loan to, or the first issuance of any Letter of Credit for the benefit of, the Initial Borrowing Subsidiary shall be subject to the conditions set forth in Section 4.03 of the Credit Agreement, provided that, notwithstanding anything to the contrary in such Section, the parties hereto agree that, effective as of the Amendment Effective Date, the requirements of Sections 4.03(b) and 4.03(c) of the Credit Agreement shall not apply to the Initial Borrowing Subsidiary.

SECTION 8.    Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.
SECTION 9.    Reaffirmation. Each Loan Party hereby consents to this Amendment and hereby agrees that, notwithstanding the effectiveness of this Amendment, its obligations (including its guarantees) under the Loan Documents to which it is a party shall continue to be in full force and effect.
SECTION 10.    Effect of Amendment; No Novation. (a)Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or the Issuing Banks under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which shall continue in full force and effect in accordance with the provisions thereof. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances, except as expressly set forth herein.
(b)    On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, shall refer to the Credit Agreement as amended hereby and the term “Credit Agreement”, as used in each Loan Document, shall mean the Credit Agreement as so amended.
(c)    This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(d)    The parties hereto specifically acknowledge and agree that the extension of the Maturity Date effected pursuant to this Amendment shall not reduce the number of extensions of the Maturity Date permitted to be effected under Section 2.12(d) of the Credit Agreement; provided that the provisions of Section 2.03(f) and 2.05(b) of the Credit Agreement shall apply to the extension of the Maturity Date effected pursuant to this Amendment as if such extension was effected under Section 2.12(d) of the Credit Agreement, mutatis mutandis.
SECTION 11.    Applicable Law; Jurisdiction; Waiver of Jury Trial. THE PROVISIONS OF SECTIONS 10.06, 10.07, 10.13 AND 10.14 OF THE CREDIT AGREEMENT ARE INCORPORATED INTO THIS AMENDMENT, MUTATIS MUTANDIS, WITH THE SAME EFFECT AS IF SET FORTH IN FULL HEREIN.
SECTION 12.    Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this

Amendment by facsimile transmission or other electronic imaging (such as a ‘pdf’) shall be as effective as delivery of a manually executed counterpart hereof.
SECTION 13.    Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 14.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.
ITT INC.,

by
/s/ Malcolm Miller
Name: Malcolm Miller
Title: Vice President and Treasurer

ITT INDUSTRIES LUXEMBOURG S.À R.L.,

by
/s/ Danielle Kolbach
Name: Danielle Kolbach
Title: Manager

JPMORGAN CHASE BANK N.A.,
individually and as Issuing Bank and Administrative Agent,

by
/s/ Robert D. Bryant
Name: Robert D. Bryant
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT
TO FIVE-YEAR COMPETITIVE ADVANCE AND
REVOLVING CREDIT FACILITY AGREEMENT OF ITT INC.
Name of Lender (with each Lender that is also
an Issuing Bank executing both in its capacity as a
Lender and in its capacity as an Issuing Bank): Barclays Bank PLC by
/s/ Vanessa A. Kubatskiy
Name: Vanessa A. Kubatskiy
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT
TO FIVE-YEAR COMPETITIVE ADVANCE AND
REVOLVING CREDIT FACILITY AGREEMENT OF ITT INC.
CITIBANK, N.A., as Lender and Issuing Bank

by
/s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT
TO FIVE-YEAR COMPETITIVE ADVANCE AND
REVOLVING CREDIT FACILITY AGREEMENT OF ITT INC.
WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as an Issuing Bank by
/s/ Nathan R. Rantala
Name: Nathan R. Rantala
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT
TO FIVE-YEAR COMPETITIVE ADVANCE AND
REVOLVING CREDIT FACILITY AGREEMENT OF ITT INC.
Name of Lender (with each Lender that is also
an Issuing Bank executing both in its capacity as a
Lender and in its capacity as an Issuing Bank):

BNP PARIBAS

by
/s/ Pawei Zelezik
Name: Pawei Zelezik
Title: Vice President

by
/s/ Richard Pace
Name: Richard Pace
Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT
TO FIVE-YEAR COMPETITIVE ADVANCE AND
REVOLVING CREDIT FACILITY AGREEMENT OF ITT INC.
U.S. BANK NATIONAL ASSOCIATION

by
/s/ Kenneth Fieler
Name: Kenneth Fieler
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT
TO FIVE-YEAR COMPETITIVE ADVANCE AND
REVOLVING CREDIT FACILITY AGREEMENT OF ITT INC.
Name of Lender (with each Lender that is also
an Issuing Bank executing both in its capacity as a
Lender and in its capacity as an Issuing Bank): The Royal Bank of Scotland plc by
/s/ Jonathan Eady
Name: Jonathan Eady
Title: Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT
TO FIVE-YEAR COMPETITIVE ADVANCE AND
REVOLVING CREDIT FACILITY AGREEMENT OF ITT INC.
Commerzbank AG, New York Branch

by
/s/ Michael Ravelo
Name: Michael Ravelo
Title: Director

by
/s/ Vanessa De La Ossa
Name: Vanessa De La Ossa
Title: Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT
TO FIVE-YEAR COMPETITIVE ADVANCE AND
REVOLVING CREDIT FACILITY AGREEMENT OF ITT INC.
Name of Lender (with each Lender that is also
an Issuing Bank executing both in its capacity as a
Lender and in its capacity as an Issuing Bank): ING Bank N.V., Dublin Branch by
/s/ Sean Hassett
Name: Sean Hassett
Title: Director

by
/s/ Shaun Hawley
Name: Shaun Hawley
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT
TO FIVE-YEAR COMPETITIVE ADVANCE AND
REVOLVING CREDIT FACILITY AGREEMENT OF ITT INC.

INTESA SANPAOLO S.p.A.

by
/s/ John J. Michalisin
Name: John J. Michalisin
Title: First Vice President

by
/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: F.V.P. & Head of Credit

SIGNATURE PAGE TO FIRST AMENDMENT
TO FIVE-YEAR COMPETITIVE ADVANCE AND
REVOLVING CREDIT FACILITY AGREEMENT OF ITT INC.

Lender: THE NORTHERN TRUST COMPANY

by
/s/ Sophia E. Love
Name: Sophia E. Love
Title: Senior Vice President

SCHEDULE 2.01
Commitments

Lender	Commitment
JP Morgan Chase Bank, N.A.	$64,375,000.00
Barclays Bank PLC	$64,375,000.00
Citibank, N.A.	$64,375,000.00
Wells Fargo Bank, National Association	$64,375,000.00
BNP Paribas	$47,500,000.00
U.S. Bank National Association	$47,500,000.00
The Royal Bank of Scotland plc	$37,500,000.00
Commerzbank AG, New York Branch	$27,500,000.00
ING Bank N.V., Dublin Branch	$27,500,000.00
Intesa Sanpaolo, S.p.A.	$27,500,000.00
The Northern Trust Company	$27,500,000.00
Total	$500,000,000.00